Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John H. Zoeller, hereby certify that to the best of my knowledge, the Quarterly Report of SB Partners (the “Partnership”) on Form 10-Q for the period ended September 30, 2018 the “Report” fully complies with the requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Principal Financing & Accounting Officer
Dated: November 12, 2018	By:	/s/ John H. Zoeller
John H. Zoeller
Chief Financial Officer